- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                                                   EXHIBIT 25.1

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                  _____________________________

                            FORM T-1

                    STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF A
            CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  _____________________________

___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                 PURSUANT TO SECTION 305(b) (2)


          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                         41-1592157
(Jurisdiction of incorporation or                  (I.R.S. Employer
organization if not a U.S. national               Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                   55479
(Address of principal executive offices)               (Zip code)

                  _____________________________

                       FOUR M CORPORATION
       (Exact name of obligor as specified in its charter)


MARYLAND                                               52-0822639
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                    Identification No.)

115 STEVENS AVENUE
VALHALLA, NEW YORK                                        10595
(Address of principal executive offices)                (Zip code)

                  _____________________________
                12% SENIOR SECURED NOTES DUE 2006
                      SERIES A AND SERIES B
               (Title of the indenture securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

          (a)  Name and address of each examining or
               supervising authority to which it is subject.

               Comptroller of the Currency
               Treasury Department
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

               The Board of Governors of the Federal Reserve
               System
               Washington, D.C.

          (b)  Whether it is authorized to exercise
               corporate trust powers.

               The trustee is authorized to exercise
               corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16.  LIST OF EXHIBITS.   List below all exhibits filed as a part of this
                              Statement of Eligibility. Norwest Bank
                              incorporates by reference into this Form T-1 the exhibits attached hereto.

     Exhibit 1.     a.   A copy of Articles of Association
                         of the trustee now in effect. *

     Exhibit 2.     a.   A copy of the certificate of
                         authority of the trustee to commence
                         business issued June 28, 1872, by the
                         Comptroller of the Currency to The
                         Northwestern National Bank of
                         Minneapolis.*

               b.        A copy of the certificate of the
                         Comptroller of the Currency dated
                         January 2, 1934, approving the
                         consolidation of the Northwestern
                         National Bank of Minneapolis and the
                         Minnesota Loan and Trust Company of
                         Minneapolis.*

               c.        A copy of the certificate of the Acting
                         Comptroller of the
                         Currency dated January 12, 1943, as to
                         change of corporate title of
                         Northwestern National Bank and Trust
                         Company of Minneapolis to Northwestern
                         National Bank of Minneapolis.*

               d.        A copy of the certificate of the
                         Comptroller of the Currency dated
                         May 1, 1983, authorizing Norwest Bank
                         Minneapolis, National Association, to
                         act as fiduciary.*

     Exhibit 3.          A copy of the authorization of the
                         trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

     Exhibit 4.          Copy of By-laws of the trustee as now in effect.*

     Exhibit 5.          Not applicable.

     Exhibit 6.          The consent of the trustee required by
                         Section 321(b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

     Exhibit 9.          A copy of the certificate dated January
                         11, 1988, of name change from Norwest
                         Bank Minneapolis, National Association to
                         Norwest Bank Minnesota, National Association.*


     * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

                            SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 10th day of July, 1996.






                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION


                         /s/ Raymond S. Haverstock
                         -------------------------------
                         Raymond S. Haverstock
                         Vice President

                            EXHIBIT 6




July 10, 1996



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture
Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                         Very truly yours,

                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION

                         Raymond S. Haverstock
                         Vice President

                              Board of Governors of the Federal Reserve System QMB Number: 7100-0036

                              Federal Deposit Insurance Corporation
                              QMB Number:  3064-0052

                              Office of the Comptroller of the Currency
                              QMB Number:  1557-0081

                              Expires March 31, 1999

Federal Financial Institutions Examination Counsel

                              Please refer to page i,
                              Table of Contents, for
                              the required disclosure
                              of estimated burden.

CONSOLIDATED REPORTS OF  CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC -031

Report at the close of business March 31, 1996     (960331)
                                                  -----------
                                                  (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

I, Mark P. Wagener, Director of Bank & Service ACCOUNTING NAME AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

- --------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report


- --------------------------------------------------------------------------------
Date of Signature


We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


- --------------------------------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------
Director (Trustee)


- --------------------------------------------------------------------------------
Director (Trustee)

For Banks Submitting Hard Copy Report forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number 0 5 2 0 8

National Banks: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.


Banks should affix the address label in this space.

NORWEST BANK MINNESOTA, NATIONAL ASSN.
MINNEAPOLIS
MN             55479-0016

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices

Table of Contents

Signature Page                                                             Cover

Report of Income

Schedule RI - Income Statement . . . . . . . . . . . . . . . . . . . .RI-1, 2, 3

Schedule RI-A - Changes in Equity Capital. . . . . . . . . . . . . . . . . .RI-4

Schedule RI-B - Charge-offs and Recoveries and
   Changes in Allowance for Loan and
   Lease Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . RI-4, 5

Schedule RI-C - Applicable Income Taxes by
   Taxing Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . . .RI-5

Schedule RI-D - Income from
   International Operations  . . . . . . . . . . . . . . . . . . . . . . . .RI-6

Schedule RI-E - Explanations . . . . . . . . . . . . . . . . . . . . . . RI-7, 8



Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC - Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . RC-1, 2

Schedule RC-A - Cash and Balances Due
   From Depository Institutions. . . . . . . . . . . . . . . . . . . . . . .RC-3

Schedule RC-B - Securities . . . . . . . . . . . . . . . . . . . . . .RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing
   Receivables:
   Part I. Loans and Leases. . . . . . . . . . . . . . . . . . . . . . . RC-6, 7
   Part II. Loans to Small Businesses and
   Small Farms (included in the forms
      for June 30 only). . . . . . . . . . . . . . . . . . . . . . . . RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities
   (to be completed only by selected
   banks). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .RC-8

Schedule RC-E - Deposit Liabilities. . . . . . . . . . . . . . . . .RC-9, 10, 11

Schedule RC-F - Other Assets . . . . . . . . . . . . . . . . . . . . . . . RC-11

Schedule RC-G - Other Liabilities. . . . . . . . . . . . . . . . . . . . . RC-11

Schedule RC-H - Selected Balance Sheet Items
   for Domestic Office . . . . . . . . . . . . . . . . . . . . . . . . . . RC-12

Schedule RC-I - Selected Assets and Liabilities
   of IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RC-13

Schedule RC-K - Quarterly Averages . . . . . . . . . . . . . . . . . . . . RC-13

Schedule RC-L - Off-Balance Sheet
   Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . RC-14, 15, 16

Schedule RC-M - Memorandum . . . . . . . . . . . . . . . . . . . . . . RC-17, 18

Schedule RC-N - Past Due and Nonaccrual
   Loans, Leases, and
   Other Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . RC-19, 20

Schedule RC-O - Other Data for Deposit
   Insurance Assessments . . . . . . . . . . . . . . . . . . . . . . . RC-21, 22

Schedule RC-R - Regulatory Capital . . . . . . . . . . . . . . . . . . RC-23, 24

Optional Narrative Statement Concerning
   the Amounts Reported in the Reports
   of Condition and Income . . . . . . . . . . . . . . . . . . . . . . . . RC-25

Special Report (to be completed by all banks)

Schedule RC-J - Repricing Opportunities (sent only to and to be completed only by savings bank)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit. 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-1
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        3


Transit Number:  91000019

Consolidated Report of Income
for the period January 1, 1996 - March 31, 1996


All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.


Schedule RI - Income Statement                                                                          I480
                                                                                 Dollar Amounts in Thousands

1.  Interest income:                                         RIAD
                                                             ----
    a.   Interest and fee income on loans:
         (1)  In domestic offices:
              (a)  Loans secured by real estate              4011                79,875            1.a.1a
              (b)  Loans to depository institutions          4019                 4,266            1.a.1b
              (c)  Loans to finance agricultural production
                     and other loans to farmers              4024                   286            1.a.1c
              (d)  Commercial and industrial loans           4012                73,340            1.a.1d
              (e)  Acceptances of other banks                4026                    88            1.a.1e
              (f)  Loans to individuals for household,
                     family, and other personal
                     expenditures:
                   (1)  Credit cards and related plans       4054                 5,750            1.a.1f1
                   (2)  Other                                4055                14,502            1.a1f2
              (g)  Loans to foreign governments and
                     official institutions                   4056                     0            1.a.1g
              (h)  Obligations (other than securities
                     and leases) of states and political
                     subdivisions in the U.S.:
                   (1)  Taxable obligations                  4503                     3            1.a.1h1
                   (2)  Tax-exempt obligations               4504                   482            1.a.1h2
              (i)  All other loans in domestic offices       4058                   282            1.a.1i
         (2)  In foreign offices, Edge and Agreement
                subsidiaries, and IBFS                       4059                 2,421            1.a.2
    b.   Income from lease financing receivables:
         (1)  Taxable leases                                 4505                 9,744            1.b.1
         (2)  Tax-exempt leases                              4307                    98            1.b.2
    c.   Interest income on balances due from
           depoisitory instructions:  (1)
         (1)  In domestic offices                            4105                    49            1.c.1
         (2)  In foreign offices, Edge and Agreement
                subsidiaries, and IBFs                       4106                    29            1.c.2
    d.   Interest and dividend income on securities:
         (1)  U.S. Treasury securities and U.S. Government
              agency and corporation obligations             4027                17,391            1.d.1
         (2)  Securities issued by states and political
              subdivisions in the U.S.:
              (a)  Taxable securities                        4506                    28            1.d.2a
              (b)  Tax-exempt securities                     4507                 1,735            1.d.2b
         (3)  Other domestic debt securities                 3657                   401            1.d.3
         (4)  Foreign debt securities                        3658                     0            1.d.4
         (5)  Equity securities (including investments
              in mutual funds)                               3659                 4,542            1.d.5
    e.   Interest income from trading assets                 4069                 2,107            1.e

(1) Includes interest income on time certificates of deposit not held for tradings.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-2
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        4


Transit Number:  91000019

Schedule RI - Continued



                                                                                              Dollar Amounts in Thousands

                                                             RIAD                      Year-to-date
                                                             ----
1.  Interest income (continued)

    f.   Interest income on federal funds sold and
         securities purchased under agreements to resell in
         domestic offices of the bank and of its Edge and
         Agreement subsidiaries, and in IBFs                 4020             64,777                    1.f

    g.   Total interest income (sum of items 1.a through
         1.f)                                                4107            282,196                    1.g

2.  Interest expense:

    a.   Interest on deposits:

         (1)  Interest on deposits in domestic offices:

              (a)  Transaction accounts (NOW accounts,
                   ATS accounts, and telephone and
                   preauthorized transfer accounts)          4508              2,844                    2.a.1a

              (b)  Nontransaction accounts:

                   (1)  Money market deposit accounts
                        (MMDAs)                              4509             10,380                    2.a.1b1

                   (2)  Other savings deposits               4511              1,696                    2.a.1b2

                   (3)  Time certificates of deposit of
                        $100,000 or more                     4174              2,732                    2.a.1b3

                   (4)  All other time deposits              4512             25,437                    2.a.1b4

         (2)  Interest on deposits in foreign offices, Edge
              and Agreement subsidiaries, and IBFs           4172              7,688                    2.a.2

    b.   Expense of federal funds purchased and securities
         sold under agreements to repurchase in domestic
         offices of the bank and of its Edge and
         Agreement subsidiaries, and in IBFs                 4180             62,237                    2.b

    c.   Interest on demand notes issued to the U.S.
         Treasury, trading liabilities, and other borrowed
         money                                               4185             36,716                    2.c

    d.   Interest on mortgage indebtedness and obligations
         under capitalized leases                            4072                 26                    2.d

    e.   Interest on subordinated notes and debentures       4200              2,466                    2.e

    f.   Total interest expense (sum of items 2.a through
         2.e)                                                4073            152,222                    2.f

3.  Net interest income (item 1.g minus 2.f)                 4074                           129,974     3.

4.  Provisions:

    a.   Provision for loan and lease losses                 4230                             4,752     4.a

    b.   Provision for allocated transfer risk               4243                                 0     4.b

5.  Noninterest income:

    a.   Income from fiduciary activities                    4070             43,257                    5.a

    b.   Service charges on deposit accounts in domestic
         offices                                             4080             19,037                    5.b


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-3
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        5

Transit Number:  91000019

Schedule RI - Continued

                                                             RIAD                      Year-to-date
                                                             ----
    c.   Trading revenue (must equal Schedule RI, sum of
         Memorandum items 8.a through 8.d)                   A220           (20,258)                    5.c

    d.   Other foreign transaction gains (losses)            4076                547                    5.d

    e.   Not applicable

    f.   Other noninterest income:

         (1)  Other fee income                               5407             30,637                    5.f.1

         (2)  All other noninterest income*                  5408             16,211                    5.f.2

    g.   Total noninterest income (sum of items 5.a
         through 5.f)                                        4079                            89,431     5.g

6.  a.   Realized gains (losses) on held-to-maturity
         securities                                          3521                                 0     6.a

    b.   Realized gains (losses) on available-for-sale
         securities                                          3196                             6,666     6.b

7.  Noninterest expense:

    a.   Salaries and employee benefits                      4135             76,555                    7.a

    b.   Expenses of premises and fixed assets (net of
         rental income) (excluding salaries and employee
         benefits and mortgage interest)                     4217             19,505                    7.b

    c.   Other noninterest expense*                          4092             75,737                    7.c

    d.   Total noninterest expense (sum of items 7.a
         through 7.c)                                        4093                           171,797     7.d

8.  Income (loss) before income taxes and extraordinary
    items and other adjustments (item 3 plus or minus
    items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                  4301                            49,512     8.

9.  Applicable income taxes (on item 8)                      4302                            16,869     9.

10. Income (loss) before extraordinary items and other
    adjustments (item 8 minus 9)                             4300                            32,643     10.

11. Extraordinary items and other adjustments:

    a.   Extraordinary items and other adjustments, gross
         of income taxes*                                    4310                  0                    11a

    b.   Applicable income taxes (on item 11.a)*             4315                  0                    11.b

    c.   Extraordinary items and other adjustments, net of
         income taxes (item 11.a minus 11.b)                 4320                                 0     11.c

12. Net income (loss) (sum of items 10 and 11.c)             4340                            32,643     12.

- -------------------------------------
*   Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-4
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        6


Transit Number:  91000019


Memoranda                                                                                                                  I481
                                                                                                   Dollars Amounts in Thousands

                                                                                  RIAD        Year-to-date
                                                                                  ----
  1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal
      income tax purposes                                                          4513        2               M.1

2.    Income from the sale and servicing of mutual funds and annuities in
      domestic offices (included in Schedule RI, item 8)                           8431        496             M.2

3.    Not applicable

4.    Not applicable                                                                           Number
                                                                                               ------

5.    Number of full-time equivalent employees on payroll at end of current
      period  (round to nearest whole number)                                      4150        5,607           M.5

6.    Not applicable

7.    If the reporting bank has restated its balance sheet as a result
      of applying push down accounting this calendar year, report the date of the              MM  DD  YY
      bank's acquisition                                                           9106        N/A              M.7

8.    Trading revenue (from cash instruments and off-balance sheet derivative instruments) (Sum of Memorandum items 8.a through 8.d must equal
      Schedule RI, item 5.c):                                                      RIAD        Year-to-date
                                                                                   ----

      a.  Interest rate exposures                                                  8757        (22,362)        M.8.a

      b.  Foreign exchange exposures                                               8758        2,104           M.8.b

      c.  Equity security and index exposures                                      8759              0         M.8.c

      d.  Commodity and other exposures                                            8760              0         M.8.d

9. Impact on income of off-balance sheet derivatives held for purposes other than trading:

      a.  Net increase (decrease) to interest income                               8761        (89)            M.9.a

      b.  Net (increase) decrease to interest expense                              8762        (4,918)         M.9.b

      c.  Other (noninterest) allocations                                          8763              0         M.9.c

10.   Credit losses on off-balance sheet derivatives (see instructions)            A251              0         M.10


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-4
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        7

Transit Number:  91000019


Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses


                                                                                                                            I483
                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                              RIAD
                                                                                              ----
   1.  Total equity capital originally reported in the December 31, 1995, Reports of
       Condition and Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3215       1,125,067    1.

   2.  Equity capital adjustments from amended Reports of Income, net* . . . . . . . . . .    3216               0    2.

   3.  Amended balance end of previous calendar year (sum of items 1 and 2). . . . . . . .    3217       1,125,067    3.

   4.  Net income (loss) (must equal Schedule RI, item 12) . . . . . . . . . . . . . . . .    4340          32,643    4.

   5.  Sale, conversion, acquisition, or retirement of capital stock, net. . . . . . . . .    4346               0    5.

   6.  Changes incident to business combinations, net. . . . . . . . . . . . . . . . . . .    4356               0    6.

   7.  LESS:  Cash dividends declared on preferred stock . . . . . . . . . . . . . . . . .    4470               0    7.

   8.  LESS:  Cash dividends declared on common stock. . . . . . . . . . . . . . . . . . .    4460          15,000    8.

   9.  Cumulative effect of changes in accounting principles from prior years* (see
       instructions for this schedule) . . . . . . . . . . . . . . . . . . . . . . . . . .    4411               0    9.

   10. Corrections of material accounting errors from prior years* (see instructions for
       this schedule). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4412               0    10.

   11. Change in net unrealized holding gains (losses) on available-for-sale securities. .    8433         (7,513)    11.

   12. Foreign currency translation adjustments. . . . . . . . . . . . . . . . . . . . . .    4414               2    12

   13. Other transactions with parent holding company* (not included in items 5, 7, or
       8 above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4415               0    13.

   14. Total equity capital end of current period (sum of items 3 through 13) (must
       equal Schedule RC, item 28) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3210       1,135,199    14.


- ---------------
*  Describe on Schedule RI-E - Explanations.


Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                                                                           I486
                                                                                                    Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------------
                                                                       --------calendar year-to-date------
                                                                          (Column A)         (Column B)
                                                                          Charge-offs        Recoveries
                                                                       ----------------   ----------------
1. Loans secured by real estate:                                       RIAD               RIAD
                                                                       ----               ----
   a.  To U.S. addressees (domicile) . . . . . . . . . . . . . . . .   4651         380   4661         889   1.a
   b.  To non-U.S. addressees (domicile) . . . . . . . . . . . . . .   4652           0   4662           0   1.b
2. Loans to depository institutions and acceptances of other banks:
   a.  To U.S. banks and other U.S. depository institutions. . . . .   4653           0   4663           0   2.a
   b.  To foreign banks. . . . . . . . . . . . . . . . . . . . . . .   4654           0   4664           0   2.b
3. Loans to finance agricultural production and other loans to
   farmers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4655           0   4665           3   3.
4. Commercial and industrial loans:
   a.  To U.S. addressees (domicile) . . . . . . . . . . . . . . . .   4645       4,637   4617       1,291   4.a
   b.  To non-U.S. addressees (domicile) . . . . . . . . . . . . . .   4646           0   4618         181   4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a.  Credit cards and related plans. . . . . . . . . . . . . . . .   4656         360   4666          59   5.a
   b.  Other (includes single payment, installment, and all student
   loans)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4657       1,711   4667         587   5.b
6. Loans to foreign governments and official institutions. . . . . .   4643         344   4627          63   6.
7. All other loans . . . . . . . . . . . . . . . . . . . . . . . . .   4644           0   4628           0   7.
8. Lease financing receivables:
   a.  Of U.S. addressees (domicile) . . . . . . . . . . . . . . . .   4658         545   4668         229   8.a
   b.  Of non-U.S. addressees (domicile) . . . . . . . . . . . . . .   4659           0   4669           0   8.b
9. Total (sum of items 1 through 8). . . . . . . . . . . . . . . . .   4635       7,977   4605       3,302   9.



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-6
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        8


Transit Number:  91000019


Schedule RI-B - Continued

Part I. Continued

Memoranda


                                                                                                    Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------------
                                                                         --------calendar year-to-date------
                                                                            (Column A)         (Column B)
                                                                            Charge-offs        Recoveries
                                                                         ----------------   ----------------
                                                                         RIAD               RIAD
                                                                         ----               ----
   1.-3.  Not applicable.

   4.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate
       included in Schedule RI-B, part I, items 4 and 7, above . . . .   5409           0   5410           0   M.4

   5. Loans secured by real estate in domestic offices (included in Schedule RI-B, part I, item 1, above):

       a.  Construction and land development . . . . . . . . . . . . .   3582           0   3583           0   M.5.a

       b.  Secured by farmland . . . . . . . . . . . . . . . . . . . .   3584           0   3585           0   M.5.b

       c.  Secured by 1-4 family residential properties:

           (1)  Revolving, open-end loans secured by 1-4 family
                residential properties and extended under lines of
                credit . . . . . . . . . . . . . . . . . . . . . . . .   5411           0   5412           0   M.5.c1

           (2)  All other loans secured by 1-4 family residential
                properties . . . . . . . . . . . . . . . . . . . . . .   5413         303   5414          98   M.5.c2

       d.  Secured by multifamily (5 or more) residential properties .   3588           0   3589           0   M.5.d

       e.  Secured by nonfarm nonresidential properties. . . . . . . .   3590          77   3591         791   M.5.e



Part II.  Changes in Allowance for Loan and Lease Losses


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                              RIAD
                                                                                              ----
   1.  Balance originally reported in the December 31, 1995, Reports of Condition and
       Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3124         187,020    1.

   2.  Recoveries (must equal part I, item 9, column B above). . . . . . . . . . . . . . .    4605           3,302    2.

   3.  LESS:  Charge-offs (must equal part I, item 9, column A above). . . . . . . . . . .    4635           7,977    3.

   4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a). . . . . . .    4230           4,762    4.

   5.  Adjustments* (see instructions for this schedule) . . . . . . . . . . . . . . . . .    4815         (    2)    5.

   6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule
       RC, item 4.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3123         187,105    6.


- ---------------
*  Describe on Schedule RI-E - Explanations.


Schedule RI-C - Applicable Income Taxes by Taxing Authority


                                                                                                                            I489
Schedule RI-C is to be reported with the December Report of Income.                                  Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                              RIAD
                                                                                              ----
   1.  Federal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4780         N/A        1.

   2.  State and local . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4790         N/A        2.

   3.  Foreign . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4795         N/A        3.

   4.  Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and
       11.b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4770         N/A        4.

   5.  Deferred portion of item 4. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4772         N/A        5.



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        9


Transit Number:  91000019


Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations


                                                                                                                            I492
                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                             RIAD     Year-to-date
                                                                                             ----
   1.  Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
       a.  Interest income booked. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4837         N/A        1.a
       b.  Interest expense booked . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4838         N/A        1.b
       c.  Net interest income booked at foreign offices, Edge and Agreement
           subsidiaries, and IBFs (item 1.a minus 1.b) . . . . . . . . . . . . . . . . . .    4839         N/A        1.c

   2.  Adjustments for booking location of international operations:
       a.  Net interest income attributable to international operations booked at
           domestic offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4840         N/A        2.a
       b.  Net interest income attributable to domestic business booked at foreign
           offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4841         N/A        2.b
       c.  Net booking location adjustment (item 2.a minus 2.b). . . . . . . . . . . . . .    4842         N/A        2.c

   3.  Noninterest income and expense attributable to international operations:
       a.  Noninterest income attributable to international operations . . . . . . . . . .    4097         N/A        3.a
       b.  Provision for loan and lease losses attributable to international operations. .    4235         N/A        3.b
       c.  Other noninterest expense attributable to international operations. . . . . . .    4239         N/A        3.c
       d.  Net noninterest income (expense) attributable to international operations
           (item 3.a minus 3.b and 3.c). . . . . . . . . . . . . . . . . . . . . . . . . .    4843         N/A        3.d

   4.  Estimated pretax income attributable to international operations before capital
       allocation adjustment (sum of items 1.c, 2.c and 3.d) . . . . . . . . . . . . . . .    4844         N/A        4.

   5.  Adjustment to pretax income for internal allocations to international operations
       to reflect the effects of equity capital on overall bank funding costs. . . . . . .    4845         N/A        5.

   6.  Estimated pretax income attributable to international operations after capital
       allocation adjustment (sum of items 4 and 5). . . . . . . . . . . . . . . . . . . .    4846         N/A        6.

   7.  Income taxes attributable to income from international operations as estimated in
       item 6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4797         N/A        7.

   8.  Estimated net income attributable to international operations (item 6 minus 7). . .    4341         N/A        8.



Memoranda


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
   1.  Intercompany interest income included in item 1.a above . . . . . . . . . . . . . .    4847         N/A        M.1

   2.  Intercompany interest expense included in item 1.b above. . . . . . . . . . . . . .    4848         N/A        M.2



Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                              RIAD
                                                                                              ----
   1.  Interest income booked at IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . .    4849         N/A        1.

   2.  Interest expense booked at IBFs . . . . . . . . . . . . . . . . . . . . . . . . . .    4850         N/A        2.

   3.  Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
       a.  Gains (losses) and extraordinary items. . . . . . . . . . . . . . . . . . . . .    5491         N/A        3.a
       b.  Fees and other noninterest income . . . . . . . . . . . . . . . . . . . . . . .    5492         N/A        3.b

   4.  Provision for loan and lease losses attributable to international operations booked
       at domestic offices (excluding IBFs). . . . . . . . . . . . . . . . . . . . . . . .    4852         N/A        4.

   5.  Other noninterest expense attributable to international operations booked at
       domestic offices (excluding IBFs) . . . . . . . . . . . . . . . . . . . . . . . . .    4853         N/A        5.



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-7
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        10


Transit Number:  91000019


Schedule RI-E - Explanations


Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                          I495 -
                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------

   1.        All other noninterest income (from Schedule RI, item 5.f.(2)) Report
             amounts that exceed 10% of Schedule RI, item 5.f.(2):                            RIAD    Year-to-date
                                                                                              ----
             a.      Net gains on other real estate owned. . . . . . . . . . . . . . . . .    5415         N/A        1.a
             b.      Net gains on sales of loans . . . . . . . . . . . . . . . . . . . . .    5416         N/A        1.b
             c.      Net gains on sales of premises and fixed assets . . . . . . . . . . .    5417         N/A        1.c
             Itemize and describe the three largest other amounts that exceed 10% of
             Schedule RI, item 5.f.(2):
                     TEXT                                                                     RIAD
                     ----                                                                     ----
             d.      4461:  Gain on Sale of Loan Servicing Rights. . . . . . . . . . . . .    4461           6,754    1.d
             e.      4462:  Processing Fees. . . . . . . . . . . . . . . . . . . . . . . .    4462           4,761    1.e
             f.      4463:  Rental Income. . . . . . . . . . . . . . . . . . . . . . . . .    4463           2,016    1.f

   2.        Other noninterest expense (from Schedule RI, item 7.c):
             a.      Amortization expense of intangible assets . . . . . . . . . . . . . .    4531           1,579    2.a
             Report amounts that exceed 10% of Schedule RI, item 7.c:
             b.      Net losses on other real estate owned . . . . . . . . . . . . . . . .    5418         N/A        2.b
             c.      Net losses on sales of loans. . . . . . . . . . . . . . . . . . . . .    5419         N/A        2.c
             d.      Net losses on sales of premises and fixed assets. . . . . . . . . . .    5420         N/A        2.d
             Itemize and describe the three largest other amounts that exceed 10% of
             Schedule RI, item 7.c:
                     TEXT                                                                     RIAD
                     ----                                                                     ----
             e.      4464:  Processing fees. . . . . . . . . . . . . . . . . . . . . . . .    4464          22,195    2.e
             f.      4467:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4467         N/A        2.f
             g.      4468:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4468         N/A        2.g

   3.        Extraordinary items and other adjustments (from Schedule RI, item 11.a)
             and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
                     TEXT                                               RIAD
                     ----                                               ----
             a.      (1)       4469: . . . . . . . . . . .                                    4469               0    3.a.1
                     (2)       Applicable income tax effect. . . . . . .4486              0                           3.a.2
             b.      (1)       4487: . . . . . . . . . . .                                    4487               0    3.b.1
                     (2)       Applicable income tax effect. . . . . . .4488              0                           3.b.2
             c.      (1)       4489: . . . . . . . . . . .                                    4489               0    3.c.1
                     (2)       Applicable income tax effect. . . . . . .4491              0                           3.c.2

   4.        Equity capital adjustments from amended Reports of Income (from
             Schedule RI-A, item 2) (itemize and describe all adjustments):
                     TEXT                                                                     RIAD
                     ----                                                                     ----
             a.      4492:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4492         N/A        4.a
             b.      4493:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4493         N/A        4.b

   5.        Cumulative effect of changes in accounting principles from prior years
             (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
                     TEXT                                                                     RIAD
                     ----                                                                     ----
             a.      4494:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4494         N/A        5.a
             b.      4495:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4495         N/A        5.b

   6.        Corrections of material accounting errors from prior years (from Schedule
             RI-A, item 10) (itemize and describe all corrections):
                     TEXT                                                                     RIAD
                     ----                                                                     ----
             a.      4496:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4496         N/A        6.a
             b.      4497:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4497         N/A        6.b



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-9
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        11


Transit Number:  91000019

Schedule RI-E - Continued


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
   7.        Other transaction with parent holding company (from
             Schedule RI-A, item 13) (itemize and describe all such
             transactions):
                     TEXT                                                                     RIAD    Year-to-date
                     ----                                                                     ----
             a.      4498:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4498         N/A        7.a
             b.      4499:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4499         N/A        7.b
   8.        Adjustments to allowance for loan and lease losses (from
             Schedule RI-B, part II, item 5) (itemize and describe all
             adjustments):
                     TEXT
                     ----
             a.      4521:  Sale of loans. . . . . . . . . . . . . . . . . . . . . . . . .    4521       (      2)    8.a
             b.      4522:   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4522         N/A        8.b

                                                                                                         I498 I499

   9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

             No comment: X (RIAD 4769)

             Other explanations (please type or print clearly):

             (TEXT 4769)



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RC-1
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        12


Transit Number:  91000019

Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for March 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet


                                                                                                                          C400 -
                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
   ASSETS

   1.   Cash and balances due from depository institutions (from Schedule RC-A):          RCFD
                                                                                          ----

        a.  Noninterest-bearing balances and currency and coin (1) . . . . . . . . . . . .0081          799,948    1.a

        b.  Interest-bearing balances (2). . . . . . . . . . . . . . . . . . . . . . . . .0071            8,680    1.b

   2.   Securities:

        a.  Held-to-maturity securities (from Schedule RC-B, column A) . . . . . . . . . .1754                0    2.a

        b.  Available-for-sale securities (from Schedule RC-B, column D) . . . . . . . . .1773        1,248,762    2.b

   3.   Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
        IBFs:

        a.  Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0276        4,849,904    3.a

        b.  Securities purchased under agreements to resell. . . . . . . . . . . . . . . .0277          166,612    3.b

   4.   Loans and lease financing receivables:
                                                                RIAD
       a.  Loans and leases, net of unearned income             ----
           (from Schedule RC-C). . . . . . . . . . . . . . 2122      9,047,263                                     4.a

       b.  LESS:  Allowance for loan and lease losses. . . 3123        187,105                                     4.b

       c.  LESS: Allocated transfer risk reserve . . . . . 3128              0                                     4.c

       d.  Loans and leases, net of unearned income,
           allowance, and reserve (item 4.a minus 4.b and 4.c) . . . . . . . . . . . . . .2125        8,860,158    4.d

   5.  Trading assets (from Schedule RC-D) . . . . . . . . . . . . . . . . . . . . . . . .3545          218,920    5.

   6.  Premises and fixed assets (including capitalized leases). . . . . . . . . . . . . .2145          109,833    6.

   7.  Other real estated owned (from Schedule RC-M) . . . . . . . . . . . . . . . . . . .2150            3,507    7.

   8.  Investments in unconsolidated subsidiaries and associated companies (from
       Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2130                0    8.

   9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . .2155           26,494    9.

   10. Intangible assets (from Scheudle RC-M). . . . . . . . . . . . . . . . . . . . . . .2143           12,617    10.

   11. Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . .2160          241,962    11.

   12. Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . .2170       16,547,397    12.




- ------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RC-2
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        13


Transit Number:  91000019

Schedule RC - Continued


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
   LIABILITIES

   13.  Deposits:                                                                   RCON
                                                                                    ----
        a.  In domestic offices (sum of totals of
            columns A and C from Schedule RC-E, Part I). . . . . . . . . . . . . . .2200           7,689,048    13.a

                                                   RCON
                                                   ----
            (1)  Noninterest-bearing  (1). . . . . 6631               2,511,465                                 13.a.1
            (2)  Interest-bearing. . . . . . . . . 6636               5,177,583                                 13.a.2

                                                                                    RCFN
                                                   ----
        b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
            Schedule RC-E, part III). . . . . . . . . . . . . . . . . . . . . . . . 2200           1,153,638     13.b

                                                   RCFN
                                                   ----
            (1)  Non-interest-bearing. . . . . . . 6631                  14,651                                 13.b.1
            (2)  Interest-bearing. . . . . . . . . 6636               1,138,987                                 13.b.2

   14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries,
        and in IBFs:                                                                RCFD
                                                                                    ----
        a.  Federal funds purchased. . . . . . . . . . . . . . . . . . . . . . . . .0278           2,757,413    14.a

        b.  Securities sold under agreements to repurchase . . . . . . . . . . . . .0279             604,944    14.b

                                                                                    RCON
                                                                                    ----
   15.  a.  Demand notes issued to the U.S. Treasury . . . . . . . . . . . . . . . .2840             166,014    15.a

                                                                                    RCFD
                                                                                    ----
        b.  Trading liabilities (from Schedule RC-D) . . . . . . . . . . . . . . . .3548              15,346    15.b

   16.  Other borrowed money:

        a.  With a remaining maturity of one year or less. . . . . . . . . . . . . .2332              80,846    16.a

        b.  With a remaining maturity of more than one year. . . . . . . . . . . . .2333           2,288,426    16.b

   17.  Mortgage indebtedness and obligations under capitalized leases . . . . . . .2910               1,171    17.

   18.  Bank's liability on acceptances executed and outstanding . . . . . . . . . .2920              26,494    18.

   19.  Subordinated notes and debentures. . . . . . . . . . . . . . . . . . . . . .3200             161,695    19.

   20.  Other liabilities (from Schedule RC-G) . . . . . . . . . . . . . . . . . . .2930             467,163    20.

   21.  Total liabilities (sum of items 13 through 20) . . . . . . . . . . . . . . .2948          15,412,198    21.

   22.  Limited-life preferred stock and related surplus . . . . . . . . . . . . . .3282                   0    22.

   EQUITY CAPITAL
                                                                                    REFD
                                                                                    ----
   23.  Perpetual preferred stock and related surplus. . . . . . . . . . . . . . . .3838                   0    23.

   24.  Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3230             100,000    24.

   25.  Surplus (exclude all surplus related to preferred stock) . . . . . . . . . .3839             594,981    25.

   26.  a.  Undivided profits and capital reserves . . . . . . . . . . . . . . . . .3632             431,558    26.a

        b.  Net unrealized holding gains (losses) on available-for-sale securities .8434               9,005    26.b

   27.  Cumulative foreign currency translation adjustments. . . . . . . . . . . . .3284         (      345)    27.

   28.  Total equity capital (sum of items 23 through 27). . . . . . . . . . . . . .3210           1,135,199    28.

   29.  Total liabilities, limited-life preferred stock, and equity capital
        (sum of items 21, 22 and 28) . . . . . . . . . . . . . . . . . . . . . . . .3300          16,547,397    29.



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        14

Transit Number:  91000019


Memorandum
To be reported only with the March Report of Condition.


1.   Indicate in the box at the right the number of the statement below that
     best describes the most comprehensive level of auditing work performed    RDFD          Number
     for the bank by independent external auditors as of any date durng        RDFD               2     M.1
     1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ----


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)
5  =  Review of the bank's financial statements by external auditors
6  =  Compilation of the bank's financial statements by external auditors
7  =  Other audit procedures (excluding tax preparation work)
8  =  No external audit work



- -------------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        15

Transit Number:  91000019


Schedule RC-A - Cash and Balances Due from Depository Institutions

Exclude assets held for trading


                                                                                                                          C405 -
                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------

                                                                   (Column A)                    (Column B)
                                                                Consolidated Bank             Domestic Offices
                                                         ----------------------------   ---------------------------

                                                         RCFD                           RCON
                                                         ----                           ----
1.  Cash items in process of collection, unposted
    debits, and currency and coin. . . . . . . . . . . . 0022                 661,057                                1.
    a.   Cash items in process of collection and unposted
         debits. . . . . . . . . . . . . . . . . . . . .                                0020                569,258  1.a
    b.   Currency and coin . . . . . . . . . . . . . . .                                0080                 91,778  1.b
2.  Balances due from depository institutions in the U.S.                               0082                 81,946  2.
    a.   U.S. branches and agencies of foreign banks
         (including their IBFs). . . . . . . . . . . . . 0083                       0                                2.a
    b.   Other commercial banks in the U.S. and other
         depository institutions in the U.S.
         (including their IBFs). . . . . . . . . . . . . 0085                  90,620                                2.b
3.  Balances due from banks in foreign countries and
    foreign central banks. . . . . . . . . . . . . . . .                                0070                  7,549  3.
    a.   Foreign branches of other U.S. banks. . . . . . 0073                   7,549                                3.a
    b.   Other banks in foreign countries and foreign
         central banks . . . . . . . . . . . . . . . . . 0074                   2,714                                3.b
4.  Balances due from Federal Reserve Banks. . . . . . . 0090                  46,688   0090                 46,451  4.
5.  Total (sum of items 1 through 4) (total of column A
    must equal Schedule RC, sum of items 1.a and 1.b). . 0010                 808,628   0010                796,982  5.



Memorandum


                                                                                               Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------

                                                                                 RCON
                                                                                 ----
1.  Noninterest-bearing balances due from commercial banks in the U.S.
    (included in item 2, column B above) . . . . . . . . . . . . . . . . . . . . 0050  . . . . .         74,367    M.1



Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        16


Transit Number:  91000019



Schedule RC-B - Securities

Exclude assets held for trading.

                                                                                                                        C410 -
                                                                                                   Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------

                                            Held-to-maturity                              Available-for-sale
                                    (Column A)            (Column B)           (Column C)              (Column D)
                                  Amortized Cost          Fair Value         Amortized Cost          Fair Value (1)
                               --------------------    ----------------   --------------------    --------------------
                             RCFD                     RCFD               RCFD                    RCFD
                             ----                     ----               ----                    ----
1.   U.S. Treasury
     securities. . . . . . . 0211                0    0213           0   1286          285,450   1287          286,976   1.

2.   U.S. Government agency
     and corporation
     obligations (exclude
     mortgage-backed
     securities):                                                    0

     a.   Issued by U.S.     RCFD                     RCFD               RCFD                    RCFD
          Government         ----                     ----               ----                    ----
          agencies(2)        1289                0    1290           0   1291                 0  1293                 0  2.a



     b.   Issued by U.S.
          Government-
          sponsored
          agencies(3)        1294                0    1295           0   1297           11,725   1298           11,678   2.b



- ----------------------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        17


Transit Number:  91000019


Schedule RC-B - Continued


                                                                                                   Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------

                                            Held-to-maturity                              Available-for-sale
                                    (Column A)           (Column B)           (Column C)              (Column D)
                                  Amortized Cost         Fair Value         Amortized Cost          Fair Value (1)
                                --------------------   ----------------   --------------------    --------------------

3.   Securities issued by states
     and political subdivisions
     in the U.S.:
                                RCFD                  RCFD               RCFD                    RCFD
                                ----                  ----               ----                    ----
     a.   General obligations. .1676             0    1677           0   1678           21,741   1679           22,097   3.a

     b.   Revenue obligations. .1681             0    1686           0   1690           78,332   1691           81,852   3.b

     c.   Industrial
          development and
          similar obligations. .1694             0    1695           0   1696            4,500   1697            5,170   3.c

4.   Mortgage-backed
     securities (MBS):

     a.   Pass-through
          securities:

          (1)   Guaranteed by
                GNMA . . . . . .1698             0    1699           0   1701           82,072   1702           83,608   4a1

          (2)   Issued by
                FNMA and
                FHLMC. . . . . .1703             0    1705           0   1706          430,355   1707          437,175   4a2

          (3)   Other pass-
                through
                securities . . .1709             0    1710           0   1711                0   1713                0   4a3

     b.   Other mortgage-
          backed securities
          (include CMOs,
          REMICs, and
          stripped MBS):

          (1)   Issued or
                guaranteed by   RCFD                  RCFD               RCFD                    RCFD
                FMNA, FHLMC,    ----                  ----               ----                    ----
                or GNMA         1714             0    1715           0   1716           26,261   1717           26,300   4b1

          (2)   Collateralized
                by MBS issued
                or guaranteed
                by FMNA,        RCFD                  RCFD               RCFD                    RCFD
                FHLMC, or       ----                  ----               ----                    ----
                GNMA            1718             0    1719           0   1731               41   1732               41   4b2

          (3)   All other
                mortgage-
                backed
                securities . . .1733             0    1734           0   1735              108   1736              108   4b3

5.   Other debt securities:

                                RCFD                  RCFD               RCFD                    RCFD
     a.   Other domestic debt   ----                  ----               ----                    ----
          securities            1737             0    1738           0   1739            2,149   1761            2,207   5.A
     b.   Foreign debt
          securities . . . . . .1742             0    1743           0   1744                0   1746                0   5.b


- --------------------------
(1) Includes equity services without readily determinable fair values at historical cost in item 6.c, column D.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        18


Transit Number:  91000019



                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------

                                            Held-to-maturity                              Available-for-sale
                                  (Column A)             (Column B)               (Column C)                    (Column D)
                                  Amortized Cost         Fair Value               Amortized  Cost               Fair Value (1)
                                -------------------    -----------------        -------------------     ----------------------------
6.   Equity Securities:

                                 RCFD                   RCFD                     RCFD                   RCFD
     a.   Investments in         ----                   ----                     ----                   ----
          mutual funds . . . .                                                   1747         143       1748           143       6.a

     b.   Other equity
          securities with
          readily determinable
          fair values. . . . .                                                   1749           0       1751             0       6.b

     c.   All other equity
          securities (1) . . .                                                   1752     291,407       1753       291,407       6.c

7.   Total (sum of items 1
     through 6) (total of
     column A must equal
     Schedule RC, item 2.a)
     (total of column D must
     equal Schedule RC, item
     2.b). . . . . . . . . . .   1754          0        1771           0         1772   1,234,284       1773     1,248,762       7.



- ---------------------------
(1) Includes equity services without readily determinable fair values at historical cost in item 6.c, column D.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        19

Transit Number:  91000019


Schedule RC-B - Continued

Memoranda                                                                                                                     C412 -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                         RCFD
                                                                         ----

1.   Pledged securities (2). . . . . . . . . . . . . . . . . . . . . . . .0416                   120,386                       M.1.

2.   Maturity and repricing data for debt securities (2,3,4)
     (excluding those in nonaccrual status):

     a.   Fixed rate debt securities with a remaining maturity of:

          (1)  Three months or less. . . . . . . . . . . . . . . . . . . .0343                   173,710                     M.2.a1

          (2)  Over three months through 12 months . . . . . . . . . . . .0344                   123,524                     M.2.a2

          (3)  Over one year through five years. . . . . . . . . . . . . .0345                    15,063                     M.2.a3

          (4)  Over five years . . . . . . . . . . . . . . . . . . . . . .0346                   457,854                     M.2.a4

          (5)  Total fixed rate debt securities (sum of Memorandum
               items 2.a(1) through 2.a(4)). . . . . . . . . . . . . . . .0347                   770,151                     M.2.a5

     b.   Floating rate debt securities with a repricing frequency of:

          (1)  Quarterly or more frequently. . . . . . . . . . . . . . . .4544                   106,107                     M.2.b1

          (2)  Annually or more frequently, but less frequently than
               quarterly . . . . . . . . . . . . . . . . . . . . . . . . .4545                    80,954                     M.2.b2

          (3)  Every five years or more frequently, but less
               frequently than annual. . . . . . . . . . . . . . . . . . .4551                         0                     M.2.b3

          (4)  Less frequently than every five years . . . . . . . . . . .4552                         0                     M.2.b4

          (5)  Total floating rate debt securities (sum of
               Memorandum items 2.b(1) through 2.b(4)) . . . . . . . . . .4553                   187,061                     M.2.b5

     c.   Total debt securities (sum of Memorandum items 2.a(5)
          and 2.b(5)) (must equal total debt securities from
          Schedule RC-B, sum or items 1 through 5, columns A
          and D, minus nonaccural debt securities included in
          Schedule RC-N, item 9, column C) . . . . . . . . . . . . . . . .0393                   957,212                      M.2.c

3.   Not applicable. . . . . . . . . . . . . . . . . . . . . . . . . . .

4.   Held-to-maturity debt securities restructured and in
     compliance with modified terms (included in Schedule RC-B,
     items 3 through 5, column A, above). . . . . . . . . . . . . . . .  .5365                         0                        M.4

5.   Not applicable. . . . . . . . . . . . . . . . . . . . . . . . . . . .

6.   Floating rate debt securities with a remaining maturity of one year or less (2,4) (included in Memorandum items 2.b.(1) through
     2.b.(4) above). . . . . . . . . . . . . . . . . . . . . . . . . . . .5519                       901                        M.6

7.   Amortized cost of held-to-maturity securities sold or
     transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
     of sale or transfer). . . . . . . . . . . . . . . . . . . . . . . . .1778                         0                        M.7


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        20

Transit Number:  91000019



8. High -risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):

     a.   Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . .8780                       115                      M.8.a

     b.   Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . .8781                       109                      M.8.b

9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3 and
     5):

     a.   Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . .8782                     3,502                      M.9.a

     b.   Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . .8783                     3,456                      M.9.b


- ----------------------

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        21

Transit Number:  91000019



Schedule RC-C - Loans and Lease Financing Receivables

Part I.     Loans and Leases

Do not deduct the allowance for loan and lease from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.


                                                                                                                              C415-
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------


                                                                    (Column A)                               (Column B)
                                                      RCFD       Consolidated Bank         RCON           Domestic Offices
                                                      ----       -----------------         ----           ----------------
1.   Loans secured by real estate. . . . . . . . . . .1410        3,520,733                                                   1.

     a.   Construction and land development. . . . . .                                     1415            34,868             1.a

     b.   Secured by farmland (including farm
          residential and other improvements . . . . .                                     1420              1,640            1.b

     c.   Secured by 1-4 family residential
          properties:

          (1)  Revolving, open-end loans secured
               by 1-4 family residential
               properties and extended under lines
               of credit . . . . . . . . . . . . . . .                                     1797             103,321            1.c1

          (2)  All other loans secured by 1-4
               family residential properties:

               (a)  Secured by first liens . . . . . .                                     5367           2,637,682           1.c2a

               (b)  Secured by junior liens. . . . . .                                     5368             301,422           1.2cb

     d.   Secured by multifamily (5 or more)
          residential properties . . . . . . . . . . .                                     1460              57,978             1.d

     e.   Secured by nonfarm nonresidential
          properties . . . . . . . . . . . . . . . . .                                     1480             383,822             1.e

2.   Loans to depository institutions:

     a.   To commercial banks in the U.S.. . . . . . .                                     1505              35,153             2.a

          (1)  To U.S. branches and agencies of
               foreign banks . . . . . . . . . . . . .1506                0                                                    2.a1

          (2)  To other commercial banks
               in the U.S. . . . . . . . . . . . . . .1507           40,935                                                    2.a2

     b.   To other depository institutions
          in the U.S.. . . . . . . . . . . . . . . . .1517                0                1517                   0             2.b

     c.   To banks in foreign countries. . . . . . . .                                     1510                 466             2.c

          (1)  To foreign branches of other U.S.
               banks . . . . . . . . . . . . . . . . .1513              265                                                    2.c1

          (2)  To other banks in foreign
               countries . . . . . . . . . . . . . . .1516           73,193                                                    2.c2

3.   Loans to finance agricultural production
     and other loans to farmers. . . . . . . . . . . .1590           19,942                1580              19,942              3.

4.   Commercial and industrial loans:

     a.   To U.S. addressees (domicile). . . . . . . .1763       34,117,994                1763           3,081,820             4.a

     b.   To non-U.S. addressees (domicile)  . . . . .1764           45.174                1764               1,259             4.6

5.   Acceptances of other banks:
     a.   Of U.S. banks. . . . . . . . . . . . . . . .1756                0                1756                   0             5.a

     b.   Of foreign banks . . . . . . . . . . . . . .1757            2,351                1757               2,351             5.b

6.   Loans to individuals for household,
     family, and other personal expenditures
     (i.e., consumer loans) (includes purchased
     paper)    . . . . . . . . . . . . . . . . . . .                                       1975           1,001,690              6.

     a.   Credit cards and related plans
          (includes check credit and other
          revolving credit plans). . . . . . . . . . .2008          194,157                                                     6.a

     b.   Other (includes single payment,
          installment, and all student loans). . . . .2011          807,803                                                     6.b

7.   Loans to foreign governments and
     official institutions (including foreign
     central banks). . . . . . . . . . . . . . . . . .2081            5,000                2081               5,000              7.


Norwest Bank Minnesota, N.A.        Call Date: 03/31/96                      ST-BK:  27-4095            FFIEC  031
Sixth Street and Marquette Avenue                                                                       Page RI-8
Minneapolis, MN  55479              Vendor ID:  D                            CERT:  05208                        22

Transit Number:  91000019

                                                                      (Column A)                               (Column B)
                                                      RCFD         Consolidated Bank       RCON             Domestic Offices
                                                      ----         -----------------       ----             ----------------
8.   Obligations (other than securities and
     leases) of states and political subdivisions
     in the U.S. (includes nonrated industrial
     development obligations). . . . . . . . . . . . .2107           22,612                2107              22,612              8.

9.   Other loans . . . . . . . . . . . . . . . . . . .1563          549,366                                                      9.

     a.   Loans for purchasing or carrying
          securities (secured and unsecured) . . . . .                                     1545              32,160             9.a

     b.   All other loans (exclude consumer
          loans) . . . . . . . . . . . . . . . . . . .                                     1565             517,205             9.b

10.  Lease financing receivables (net of
     unearned income). . . . . . . . . . . . . . . . .                                     2165             650,824             10.

     a.   Of U.S. addresses (domicile) . . . . . . . .2182          650,824                                                     10.a

     b.   Of non-U.S. addressees . . . . . . . . . . .2173                0                                                     10.b

11.  LESS: Any unearned income on loans
     reflected in items 1-9 above. . . . . . . . . . .2123            3,085                2123               2,062             11.

12.  Total loans and leases, net of unearned
     income (sum of items 1 through 10 minus
     item 11) (total of column A must equal
     Schedule RC, item 4.a). . . . . . . . . . . . . .2122        9,047,263                2122           8,889,153             12.


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        23


SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFs

TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.



                                                                                                                                C445
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                           RCFN
                                                                                           ----
1.  Total IBF assets of the consolidated bank (component of Schedule RC,
    item 12)__________________________________________________________                     2133            N/A              1.

2.  Total IBF loans and lease financing receivables (component of
    Schedule RC-C, part I, item 12, column A)__________________________                    2076            N/A              2.

3.  IBF commercial and industrial loans (component of Schedule RC-C,
    part I, item 4, column A)__________________________________________                    2077            N/A              3.

4.  Total IBF liabilities (component of Schedule RC, item 21)__________                    2898            N/A              4.

5.  IBF deposit liabilities due to banks, including other IBFs
    (component of Schedule RC-E, part II, items 2 and 3________________                    2379            N/A              5.

6.  Other IBF deposit liabilities (component of Schedule RC-E, part II,
    items 1, 4, 5, and 6)_______________________________________________                   2381            N/A              6.


SCHEDULE RC-K - QUARTERLY AVERAGES (1)


                                                                                                                                C445
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                     RCFD
                                                                                           ----
1.  Interest-bearing balances due from depository institutions ________                    3381          5,998              1.

2.  U.S Treasury securities and U.S. Government agency and corporation
    obligations(2)_____________________________________________________                    3382      1,001,802              2.

3.  Securities issued by states and political subdivisions in the
    U.S.(2)____________________________________________________________                    3383        103,328              3.

4.  a.  Other debt securities (2)______________________________________                    3647         17,456              4.a
    b.  Equity securities (3) (includes investments in mutual funds and
    Federal Reserve stock)_____________________________________________                    3648        272,439              4.b

5.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs__________________________________________                    3365      4,677,186              5.


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        24



6.  Loans:                                                                                 RCON
    a.  Loans in domestic offices:                                                         ----
        (1)  Total loans_______________________________________________                    3360      9,994,223              6.a.1
        (2)  Loans secured by real estate______________________________                    3385      4,398,702              6.a.2
        (3)  Loans to finance agricultural production and other loans
             to farmers________________________________________________                    3386         18,110              6.a.3
        (4)  Commercial and industrial loans___________________________                    3387      3,607,561              6.a.4
        (5)  Loans to individuals for household, family, and other
             personal expenditures_____________________________________                    3388      1,024,361              6.a.5
                                                                                           RCFN
    b.  Total loans in foreign offices, Edge and Agreement subsidiaries,                   ----
        IBFs___________________________________________________________                    3360        130,108              6.b

                                                                                           RCFD
                                                                                           ----
7.  Trading assets_____________________________________________________                    3401        134,219              7.

8.  Lease financing receivables (net of unearned income)_______________                    3484        651,401              8.

9.  Total assets(4)____________________________________________________                    3368     17,547,871              9.

LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW                        RCON
     accounts, ATS accounts, and telephone and preauthorized transfer                      ----
     accounts) (exclude demand deposits)_______________________________                    3485      1,004,412             10.

11.  Nontransaction accounts in domestic offices:
     a.  Money market deposit accounts (MMDAs)_________________________                    3486      1,697,619             11.a
     b.  Other savings deposits________________________________________                    3487        418,939             11.b
     c.  Time certificates of deposit of $100,000 or more______________                    3345        172,740             11.c
     d.  All other time deposits_______________________________________                    3469      1,917,949             11.d

                                                                                           RCFN
12.  Interest-bearing deposits in foreign offices, Edge and Agreement                      ----
     subsidiaries, and IBFs____________________________________________                    3404        619,999             12.

13.  Federal funds purchased and securities sold under agreements to                       RCFD
     repurchase in domestic offices of the bank and of its Edge and                        ----
     Agreement subsidiaries, and in IBFs_______________________________                    3353      4,694,049             13.

14.  Other borrowed money______________________________________________                    3355      2,498,775             14.


_____________________________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determined fair values at historical cost.


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        25


SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                                C460
                                                                                                          Dollar Amount in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

1. Unused commitments:
   a.  Revolving, open-end lines secured by 1-4 family residential                         RCFD
       properties, e.g.,                                                                   ----
       home equity lines_______________________________________________                    3814                 158,989     1.a
   b.  Credit card lines_______________________________________________                    3815                       0     1.b
   c.  Commercial real estate, construction, and land development:
       (1)  Commitments to fund loans secured by real estate___________                    3816                  43,972     1.c.1
       (2)  Commitments to fund loans not secured by real estate_______                    6550                      38     1.c.2
   d.  Securities underwriting_________________________________________                    3817                       0     1.d
   e.  Other unused commitments________________________________________                    3818               3,576,381     1.e

2. Financial standby letters of credit and foreign office guarantees___                    3819                 723,895     2.
   a.  Amount of financial standby letters of credit conveyed to                           RCDF
       others__________________________________________________________                    ----
                                                                                           3820                 286,936     2.a
3. Performance standby letters of credit and foreign office
   guarantees__________________________________________________________                    3821                  67,278     3.
                                                                                           RCFD
   a.  Amount of performance standby letters of credit conveyed to                         ----
       others__________________________________________________________                    3822                  18,113     3.a

4. Commercial and similar letters of credit____________________________                    3411                 404,317     4.

5. Participations in acceptances (as described in the instructions)
   conveyed to others by the reporting bank____________________________                    3428                       0     5.

6. Participations in acceptances (as described in the instructions)
   acquired by the reporting (nonaccepting) bank_______________________                    3429                       0     6.

7. Securities borrowed_________________________________________________                    3432               3,027,443     7.

8. Securities lent (including customers' securities lent when the
   customer is indemnified against loss by the reporting bank)_________                    3433                 207,795     8.

9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
   a.  FNMA and FHLMC residential mortgage loan pools:
       (1)  Outstanding principal balance of mortgages transferred
            as of the report date______________________________________                    3650                  25,817     9.a.1
       (2)  Amount of recourse exposure on these mortgages as
            of the report date_________________________________________                    3651                  25,817     9.a.2
   b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1)  Outstanding principal balance of mortgages
            transferred as of the report date__________________________                    3652                       0     9.b.1
       (2)  Amount of recourse exposure on these mortgages as of
            the report date____________________________________________                    3653                       0     9.b.2
   c.  Farmer Mac agricultural mortgage loan pools:
       (1)  Outstanding principal balance of mortgages transferred as
            of the report date_________________________________________                    3654                       0     9.c.1
       (2)  Amount of recourse exposure on these mortgages as of the
            report date________________________________________________                    3655                       0     9.c.2
   d.  Small business obligations transferred with recourse
       under Section 208 of the Riegle Community Development
       and Regulatory Improvement Act of 1994:
       (1)  Outstanding principal balance of small business
            obligations transferred as of the report date______________                    A249                       0     9.d.1
       (2)  Amount of retained recourse on these obligations as of
            the report date____________________________________________                    A250                       0     9.d.2


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        26

10. When-issued securities:
    a.  Gross commitments to purchase__________________________________                    3434                      0     10.a
    b.  Gross commitments to sell______________________________________                    3435                      0     10.b

11. Spot foreign exchange contracts____________________________________                    8765                320,819     11.

12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over
   25% of Schedule RC, item 28, "Total equity capital")________________                    3430                            12.
   TEXT                                                                                    RCFD
   ----                                                                                    ----
   a.  3555:___________________________________________________________                    3555       N/A                  12.a
   b.  3556:___________________________________________________________                    3556       N/A                  12.b
   c.  3557:___________________________________________________________                    3557       N/A                  12.c
   d.  3558:___________________________________________________________                    3558       N/A                  12.d

13. All other off-balance sheet assets (exclude off-balance sheet derivatives) cls (itemize and describe each component of this
    item over 25% of Schedule RC, item 28, "Total equity capital")_____                    5591                      0     13.
    TEXT                                                                                   RCON
    ----                                                                                   ----
    a.  5592:__________________________________________________________                    5592       N/A                  13.a
    b.  5593:__________________________________________________________                    5593       N/A                  13.b
    c.  5594:__________________________________________________________                    5594       N/A                  13.c
    d.  5595:__________________________________________________________                    5595       N/A                  13.d

                                                                                                                                C461
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                 (Column A)     (Column B)     (Column C)     (Column D)
Off-Balance Sheet
Derivatives                                                      Interest Rate  Foreign        Equity         Commodity
Position Indicators                                              Contracts      Exchange       Derivative     and Other
                                                                                Contracts      Contracts      Contracts
- ------------------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 14.a through 14.e
    must equal sum of items 15, 16.a, and 16.b):
    a.  Futures contracts__________________________              249,100        1,000          0              0               14.a
                                                                 RCFD 8693      RCFD 8694      RCFD 8695      RCFD 8696

    b. Forward contracts___________________________              0              358,121        0              0               14.b
                                                                 RCFD 8697      RCFD 8698      RCFD 8699      RCFD 8700

    c. Exchange-traded option contracts:
       (1) Written options_________________________              0              0              0              0             14.c.1
                                                                 RCFD 8701      RCFD 8702      RCFD 8703      RCFD 8704
       (2) Purchased options_______________________              0              0              0              0             14.c.2
                                                                 RCFD 8705      RCFD 8706      RCFD 8707      RCFD 8708

    d. Over-the counter option contracts:
       (1) Written options_________________________              1,017,628      50,131         0              0             14.d.1
                                                                 RCFD 8709      RCFD 8710      RCFD 8711      RCFD 8712
       (2) Purchased options_______________________              598,342        25,617         0              0             14.d.2
                                                                 RCFD 8713      RCFD 8714      RCFD 8715      RCFD 8716

    e. Swaps____________________________________                 4,323,376      55,108         0              0               14.e
                                                                 RCFD 3450      RCFD 3826      RCFD 8719      RCFD 8720


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        27



                                                                                                                                C461
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                 (Column A)     (Column B)     (Column C)     (Column D)
Off-Balance Sheet
Derivatives                                                      Interest Rate  Foreign        Equity         Commodity
Position Indicators                                              Contracts      Exchange       Derivative     and Other
                                                                                Contracts      Contracts      Contracts
- ------------------------------------------------------------------------------------------------------------------------------------

15. Total gross notional amount of derivative
    contracts held for trading_____________________              3,315,446      485,758        0              0                15.
                                                                 RCFD A126      RCFD A127      RCFD 8723      RCFD 8724

16. Total gross notional amount of derivative con-
    tracts held for purposes other than trading:
    a.  Contracts marked to market_________________              0              4,219          0              0               16.a
                                                                 RCFD 8725      RCFD 8726      RCFD 8727      RCFD 8728

    b.  Contracts not marked to market_____________              2,918,000      0              0              0               16.b
                                                                 RCFD 8729      RCFD 8730      RCFD 8731      RCFD 8732

17. Gross fair values of derivative contracts:
    a.  Contracts held for trading:                              RCFD           RCFD           RCFD           RCFD
                                                                 ----           ----           ----           ----
        (1)  Gross positive fair value_____________              8733   7,124   8734   3,826  8735           8736          17.a.1
                                                                                              0              0

        (2)  Gross negative fair value_____________              8737   6,287   8738   4,312   8739           8740          17.a.2
                                                                                               0              0

    b.  Contracts held for purposes other than
        trading that are marked to market:
        (1)  Gross positive fair value_____________              8741       0   8742       0   8743      0    8744      0   17.b.1

        (2)  Gross negative fair value_____________              8745       0   8746       0   8747      0    8748      0   17.b.2

    c.  Contracts held for purposes other than
        trading that are not marked to market:
        (1)  Gross positive fair value_____________              8749  11,495   8750       0   8751      0    8752      0   17.c.1

        (2)  Gross negative fair value_____________              8753           8754           8755           8756          17.c.2
                                                                 34,370         0              0              0


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        28


MEMORANDA
                                                                                                                       Dollar Amount
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
1.-2.   Not applicable___________________________________________________________

3.      Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
        binding)_________________________________________________________________                   3833        3,336,356      M.3
                                                                                                    RCFD
        a.  Participations in commitments with an original maturity exceeding one                   ----
            year conveyed to others______________________________________________                   3834        58,699         M.3a

4.      To be completed only by banks with $1 billion or more in total assets:
        Standby letters of credit and foreign office guarantees (both financial and performance) issued to normal U.S. addressed (domicile) included in
        Schedule RC-L, items 2 and 3, above______________________________________                   3377        150            M.4

5.      Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
        a.  Loans to purchase private passenger automobiles (to be completed
            for the September report only)_______________________________________                   2741        N/A            M.5.a
        b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY)___________                   2742        0              M.5.b
        c.  All other consumer installment credit (including mobile home loans)
            (to be completed for the September report only)______________________                   2743        N/A            M.5.c


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        29


SCHEDULE RC-M - MEMORANDUM
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

1.      Extensions of credit by the reporting bank to its executive officers, directors,
        principal shareholders and their related interests as of the report date:                   RCFD
        a.  Aggregate amount of all extensions of credit to all executive officers,                 ----
            directors, principal shareholders, and their related interests_________________         6164       35,324         1.a
        b.  Number of executive officers, directors, principal shareholders to whom the amount of all extensions of credit by the reporting bank (including
            extensions of credit to related interests) equals or exceeds the lesser of a            RCFD       Number
            $500,000 or 5 percent of total capital as defined for this purpose in                   ----       ------
            agency regulations_____________________________________________________________         6165       6              1.b

2.      Federal funds sold and securities purchased under agreements to resell with U.S.
        branches and agencies of foreign banks (1) (included in Schedule RC, items 3.a and
        3.b)_______________________________________________________________________________         3405       0              2.

3.      Not applicable.

4.      Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
        a.  Mortgage serviced under a GNMA contract________________________________________         5500       0              4.a
        b.  Mortgages serviced under FHLMC contract:
            (1)  Serviced with recourse to service_________________________________________         5501       0              4.b.1
            (2)  Serviced without recourse to service______________________________________         5502       0              4.b.2
        c.  Mortgages serviced under a FNMA contract:
            (1)  Serviced under a regular option contract__________________________________         5503       0              4.c.1
            (2)  Serviced under a special option contract__________________________________         5504       0              4.c.2
        d.  Mortgages serviced under other servicing contracts_____________________________         5505       0              4.d
5.      To be completed only by banks with $1 billion or more in total assets:
        Customers' liability to this bank on acceptance outstanding (sum of items 5.a and
        5.b must equal Schedule RC, item 9):
        a.  U.S. addresses (domicile)______________________________________________________         2103       19,935         N.5.a
        b.  Non-U.S. addresses (domicile)__________________________________________________         2104       6,559          N.5.b

6.      Intangible assets:
        a.  Mortgage servicing rights______________________________________________________         3164       0              6.a
        b.  Other identifiable intangible assets:
            (1)  Purchased credit card relationships_______________________________________         5506       0              6.b.1
            (2)  All other identifiable intangible assets__________________________________         5507       491            6.b.2
        c.  Goodwill_______________________________________________________________________         3163       12,126         6.c
        d.  Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)_________         2143       12,617         6.d
        e.  Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or are otherwise qualifying for regulatory capital
            purposes_______________________________________________________________________         6442       0              6.e

7.      Mandatory convertible debt, net of common or perpetual preferred stock dedicated
        to redeem the debt_________________________________________________________________         3295       0              7.


_________________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        30



8.      a.  Other real estate owned:                                                                RCFD
                                                                                                    ----
            (1)  Direct and indirect investments in real estate ventures___________________         5372       0              8.a.1
                                                                                                    RCON
            (2)  All other real estate owned:                                                       ----
                 (a)  Construction and land development in domestic offices________________         5508       0              8.a.2a
                 (b)  Farmland in domestic offices_________________________________________         5509       0              8.a.2b
                 (c)  1-4 family residential properties in domestic offices________________         5510       3,327          8.a.2c
                 (d)  Multifamily (5 or more) residential properties in domestic
                      offices______________________________________________________________         5511       0              8.a.2d
                 (e)  Nonfarm nonresidential properties in domestic offices________________         5512       180            8.a.2e
                                                                                                    RCFN
                                                                                                    ----
                 (f)  In foreign offices___________________________________________________         5513       0              8.a.2f

                                                                                                    RCFD
            (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC,                  ----
                 item 7)___________________________________________________________________         2150       3507           8.a.3

            b.  Investments in unconsolidated subsidiaries and associated companies:
                (1)  Direct and indirect investments in real estate ventures_______________         5374       0              8.b.1
                (2)  All other investments in unconsolidated subsidiaries and associated
                     companies_____________________________________________________________         5375       0              8.b.2
                (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC,
                     item 8)_______________________________________________________________         2130       0              8.b.3

            c.  Total assets of unconsolidated subsidiaries and associate companies________         5376       0              8.c

9.      Noncumulative perpetual preferred stock and related surplus included in Schedule
        RC, item 23, "Perpetual preferred stock and related surplus")______________________         3778       0              9/

10.     Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party actual funds):

                                                                                                    RCON
                                                                                                    ----
        a.  Money market funds_____________________________________________________________         6441       3,324,154       10.a
        b.  Equity securities funds________________________________________________________         8427               0       10.b
        c.  Debt securities funds__________________________________________________________         8428               0       10.c
        d.  Other mutual funds_____________________________________________________________         8429          31,178       10.d
        e.  Annuities______________________________________________________________________         8430          12,612       10.e
        f.  Sales or proprietary mutual funds and annuities (included in items 10.a
            through 10.e above)____________________________________________________________         8784       2,933,010       10.f


MEMORANDA
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.      Interbank holding of capital instruments (to be completed for the December report only):
                                                                                                    RCFD
                                                                                                    ----
        a.  Reciprocal holdings of banking organizations' capital instruments______________         3836       N/A            M.1.a
        b.  Nonreciprocal holdings of banking organizations' capital instruments___________         3837       N/A            M.1.b

Norwest Bank Minnesota, N.A.                           Call Date: 03/31/96                ST - BK: 27-4095              FFIEC 0301
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                       CERT: 05208                  Page RC- 13

Transit Number: 91000019                                                                                                        31

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.


                                                                                                                                C470
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

                                                            (Column A)               (Column B)               (Column C)

                                                        Past due 30 through
                                                         89 days and still       Past due 90 days or
                                                             accruing          more and still accruing        Nonaccrual
                                                        -------------------    -----------------------        ----------
                                                        RCFD                    RCFD                        RCFD
1.  Loans secured by real estate:                       ----                    ----                        ----
    a.  To U.S. addressees (domicile)______________     1245         14,529     1246           2,904        1247     10,623  1.a
    b.  To non-U.S. addressees (domicile)___________    1248              0     1249               0        1250          0  1.b

2.  Loans to depository institutions and acceptances
    of other banks:
    a.  To U.S. banks and other U.S. depository
        institutions_______________________________     5377              0     5378               0        5379          0  2.a
    b.  To foreign banks___________________________     5380              0     5381               0        5382          0  2.b

3.  Loans to finance agricultural production and
    other loans to farmers_________________________     1594              0     1597               2        1583          0  3.

4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)______________     1251         51,906     1252               0        1253     15,562  4.a
    b.  To non-U.S. addressees (domicile)___________    1254              0     1255               0        1256          0  4.b

5.  Loans to individuals for household, family,
    and other personal expenditures:
    a.  Credit cards and related plans_____________     5383            288     5384             895        5385          0  5.a
    b.  Other (includes single payment, installment,
        and all student loans)_____________________     5386          7,182     5387           1,193        5388         98  5.b

6.  Loans to foreign governments and official
    institutions___________________________________     5389              0     5390               0        5391          0  6.

7.  All other loans________________________________     5459            387     5460              38        5461      7,911  7.

8.  Lease financing receivables:
    a.  To U.S. addressees (domicile)______________     1257              0     1258               0        1259     14,576  8.a
    b.  To non-U.S. addressees (domicile)___________    1271              0     1272               0        1791          0  8.b

9.  Debt securities and other assets (exclude other
    estate owned and other repossessed assets)______    3505              0     3506               0        3507          0  9.

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1
    through 8 above which are wholly or partially       RCFD                    RCFD                        RCFD
    guaranteed by the U.S. guaranteed by the            ----                    ----                        ----
    U.S. Government_______________________________      5612            683     5613              50        5614        507  10.

    a.  Guaranteed portion of loans and leases
        included in item 10 above__________________     5615            559     5616              48        5617        328  10.a


     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   32

SCHEDULE RC-N - CONTINUED

MEMORANDA

                                                                                                                                C473
                                                                                                         Dollar Amounts in Thousands
____________________________________________________________________________________________________________________________________
                                                              (Column A)                 (Column B)           (Column C)

                                                          Past due 30 through        Past due 90 days or
                                                      89 days and still accruing   more and still accruing    Nonaccrual
                                                      --------------------------   -----------------------    ----------
1.   Restructured loans and leases included in
     Schedule RC-N, items 1 through 8, above (and not        RCFD                  RCFD                RCFD
     reported in Schedule RC-C, Part I, Memorandum item      ----                  ----                ----
     2)_________________________________________________     1658               0  1659         0      1661         0       M.1

2.   Loans to finance commercial real estate,
     construction, and land development
     activities (not secured by real estate) included in
     Schedule RC-N, items 4 and 7, above________________     6558               0  6559         0      6560         0       M.2

3.   Loans secured by real estate in domestic                RCON                  RCON                RCON
     offices (included in Schedule RC-N, item 1, above):     ----                  ----                ----
     a.  Construction and land development______________     2759               0  2769         0      3492      145       M.3a
     b.  Secured by farmland____________________________     3493              89  3494         0      3495        0       M.3b
     c.  Secured by 1-4 family residential properties:
         (1)  Revolving, open-end loans secured
              by 1-4 family residential properties
              and extended under lines of credit________     5398               0  5399       146      5400        0      M.3c1
         (2)  All other loans secured by 1-4 family
              residential properties____________________     5401          12,476  5402     2,758      5403    7,161      M.3c2
     d.  Secured by multifamily (5 or more) residential
         properties_____________________________________     3499               0  3500         0      3501    1,168      M.3d
     e.  Secured by nonfarm nonresidential properties___     3502                 1,964     35030      3504    2,149      M.3e


                                                              (Column A)                 (Column B)

                                                          Past due 30 through        Past due 90 days or
                                                      89 days and still accruing   more and still accruing
                                                      --------------------------   -----------------------

4.   Interest rate, foreign exchange rate, and               RCFD                            RCFD
     other commodity and equity contracts:                   ----                            ----
     a.  Book value of amounts carried as assets________     3522                     0      3528         0               M.4.a
     b.  Replacement cost of contracts with a positive
         replacement cost_______________________________     3529                     0      3530         0               M.4.b



     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   33


SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                       C475
                                                                                Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------
                                                                           RCON
                                                                           ----
1.   Unposted debits (see instructions):
     a.  Actual amount of all unposted debits__________________________    0030            N/A        1.a
         OR
     b.  Separate amount of unposted debits:
         (1)  Actual amount of unposted debits to demand deposits______    0031             0         1.b1
         (2)  Actual amount of unposted debits to time and savings
          deposits (1)_________________________________________________    0032             0         1.b2

2.   Unposted credits (see instructions):
     a.  Actual amount of all unposted credits_________________________    3510            N/A        2.a
         OR
     b.  Separate amount of unposted credits:
         (1)  Actual amount of unposted credits to demand deposits_____    3512             0         2.b1
         (2)  Actual amount of unposted credits to time and savings
         deposits (1)__________________________________________________    3514             0         2.b2

3.   Uninvested trust funds (cash) held in bank's own trust department
     (not included in total deposits in domestic offices)______________    3520             0         3.

4.   Deposits of consolidated subsidiaries in domestic offices and in                                 4.
     insured branches in Puerto Rico and U.S. territories and
     possessions (not included in total deposits):
     a.  Demand deposits of consolidated subsidiaries__________________    2211          17,265       4.a
     b.  Time and savings deposits (1) of consolidated subsidiaries____    2351             0         4.b
     c.  Interest accrued and unpaid on deposits of consolidated
         subsidiaries__________________________________________________    5514             0         4.c

5.   Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
     a.  Demand deposits in insured branches (not included in Schedule
         RC-E, Part II)________________________________________________    2229             0         5.a
     b.  Time and savings deposits (1) in insured branches (included in
         Schedule RC-E, Part II)______________________________________     2383             0         5.b
     c.  Interest accrued and unpaid on deposits in insured branches
         (included in Schedule RC-G, item 1.b)_________________________    5515             0         5.c

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6.   Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository
     institutions that are also reflected as deposit liabilities of
     the reporting bank:                                                   RCON
     a.  Amount reflected in demand deposits (included in Schedule RC-E,   ----
         Part I, Memorandum item 4.a)__________________________________    2314            341        6.a

     b.  Amount reflected in time and savings deposits (1) (included in
         Schedule RC-E, Part I, Memorandum item 4.b)___________________    2315             0         6.b

7.   Unamortized premiums and discounts on time and savings deposits: (1)
     a.  Unamortized premiums__________________________________________    5516            59         7.a
     b.  Unamortized discounts_________________________________________    5517          28,532       7.b

_____________
(1)  For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   34


SCHEDULE RC-O - CONTINUED

                                                                                Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------
8.   To be completed by banks with "Oakar deposits."
     Total "Adjusted Attributable Deposits" of all institutions            RCON
     acquired under Section 5(d)(3) of the Federal Deposit Insurance       ----
     Act (from most recent FDIC Oakar Transaction Worksheet(s))________    5518         2,403,177     8.

9.   Deposits in lifeline accounts_____________________________________                               9.

10.  Benefit-responsive "Depository Institution Investment Contracts"
     (included in total deposits in domestic offices)__________________    8432             0        10.

11.  Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if reciprocal
         demand balances between the reporting bank and savings            RCON
         associations were reported on a net basis rather than a gross     ----
         basis in Schedule RC-E________________________________________    8785             0        11.a
     b.  Amount by which demand deposits would be increased if
         reciprocal demand balances between the reporting bank and
         U.S. branches and agencies of foreign banks were reported
         on a gross basis rather than a net basis in Schedule RC-E_____    A181             0        11.b
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the
         calculation of net reciprocal demand balances between the
         reporting bank and the domestic offices of U.S. banks and
         savings associations in Schedule RC-E_________________________    A182             0        11.c



MEMORANDA

(to be completed each quarter except as noted)                                 Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------

1.   Total deposits in domestic offices of the bank (sum of Memorandum
     items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):         RCON
     a.  Deposit accounts of $100,000 or less:                             ----
         (1)  Amount of deposit accounts of $100,000 or less___________    2702         4,942,185     M.1a1
                                                                           RCON         Number
         (2)  Number of deposit accounts of $100,000 or less (to be        ----         ------
              completed for the June report only)______________________    3779            N/A        M.1a2
     b.  Deposit accounts of more than $100,000:
         (1)  Amount of deposit accounts of more than $100,000_________    2710         2,746,863     M.1b1
                                                                           RCON         Number
                                                                           ----         ------
         (2)  Number of deposit accounts of more than $100,000_________    2722         5,998         M.1b2
2.   Estimated amount of uninsured deposits in domestic offices of the bank:
     a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than
         $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1)
         above.

     Indicate in the appropriate box at the right whether your bank has    RCON         YES   NO
     a method or procedure for determining a better estimate of            ----
     uninsured deposits than the estimate described above______________    6861                X      M.2.a

     b.  If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's method or
         procedure______________________________________________________   5597         N/A           M.2.b



     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   35


__________________________________________________________________________________________________________________
Person to whom questions about the Reports of Condition and Income should be directed:
                                                                            612 667 9895
CHRIS HUPP, SUPERVISOR REG REPORTING
- ------------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)                                            Area code/phone number/extension (TEXT 8902)


SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.



1.   Test for determining the extent to which Schedule RC-R must be completed.                                C480
     To be contemplated only by banks with total assets of less than $1 billion.
     Indicate in the appropriate box at right whether the bank has total capital          RCFD     YES    NO
     greater than or equal to eight percent of adjusted total                             ----     ---    --
     assets_____________________________________________________________________          6056         N/A     1.

       For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

       If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked NO has been checked, the bank must complete the remainder of this schedule.

       A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.



     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   36


                                                                                                  Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------
                                                                        (Column A)               (Column B)
                                                                Subordinated Debt (1) and
                                                                    Intermediate Term        Other Limited-Life
 Items 2 and 3 are to be completed by all banks.                     Preferred Stock         Capital Instruments
                                                                -------------------------    -------------------
2.   Subordinated debt(1) and other limited-life
     capital instruments (original weighted
     average maturity of at least five years)
     with a remaining maturity of:                                RCFD                       RCFD
                                                                  ----                       ----
     a.  One year or less____________________________             3780           1,508       3786         0         2.a
     b.  Over one year through two years_____________             3781               8       3787         0         2.b
     c.  Over two years through three years__________             3782               8       3788         0         2.c
     d.  Over three years through four years_________             3783               8       3789         0         2.d
     e.  Over four years through five years__________             3784               8       3790         0         2.e
     f.  Over five years_____________________________             3785         160,155       3791         0         2.f

3.   Amounts used in calculating regulatory capital
     ratios (report amounts determined by the bank for                                       RCFD
     its own internal regulatory capital analyses):                                          ----
     a.  Tier 1 capital______________________________________________________________        8274       1,114,626   3.a
     b.  Tier 1 capital______________________________________________________________        8275         301,688   3.b
     c.  Total risk-based capital____________________________________________________        3792       1,416,314   3.c
     d.  Excess allowance for loan and lease losses__________________________________        A222          45,590   3.d
     e.  Risk-weighted assets________________________________________________________        A223      11,275,633   3.e
     f.  "Average total assets"______________________________________________________        A224      17,534,721   3.f



Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.













______________________________
(1)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.


     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   37


SCHEDULE RC-R - CONTINUED

                                                                                                    Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------------

                                                            (Column A)                    (Column B)
                                                          Assets Recorded          Credit Equivalent Amount
                                                       on the Balance Sheet      of Off-Balance Sheet Items (2)
                                                       --------------------      ------------------------------
4.   Assets and credit equivalent amounts of
     off-balance sheet items assigned to the
     Zero percent risk category:
     a.  Assets recorded on the balance sheet:
         (1)  Securities issued by, other
              claims on, and claims unconditionally
              guaranteed by, the U.S. Government       RCFD                                RCFD
              and its agencies and other OECD          ----                                ----
              central governments__________________    3794         556,001                                                 4.a.1
         (2)  All other____________________________    3795         182,772                                                 4.a.2
     b.  Credit equivalent amount of off-balance
         sheet items_______________________________                                        3796              0              4.b
5.   Assets and credit equivalent amounts of
     off-balance sheet items assigned to the 20
     percent risk category:
     a.  Assets recorded on the balance sheet:
         (1)   Claims conditionally guaranteed by
               the U.S. Government and its agencies
               and other OECD central
               governments_________________________    3798         769,044                                                 5.a.1
         (2)   Claims collateralized by securities
               issued by the U.S. Government and
               its agencies and other OECD central
               governments; by securities issued by
               U.S. Government-sponsored agencies;
               and by cash on deposit______________    3799               0                                                 5.a.2
         (3)   All other___________________________    3800       6,597,084                                                 5.a.3
     b.  Credit equivalent amount of off-balance
         sheet items_______________________________                                        3801        570,283              5.b

6.   Assets and credit equivalent amounts of
     off-balance sheet items assigned to the 50
     percent risk category:
     a.  Assets recorded on the balance sheet:_____    3802       2,024,083                                                 6.a
     b.  Credit equivalent amount of off-balance
         sheet items_______________________________                                        3803        125,737              6.b

7.   Assets and credit equivalent amounts of
     off-balance sheet items assigned to the 100
     percent risk category:
     a.  Assets recorded on the balance sheet______    3804       6,583,563                                                 7.a
     b.  Credit equivalent amount of off-balance
         sheet items_______________________________                                        3805      2,088,083              7.b

8.   On-balance sheet asset values excluded from
     the calculation of the risk-based capital
     ratio(2)___________________________________       3806          21,955                                                 8.

9.   Total assets recorded on the balance sheet
     (sum of items 4.a, 5.a, 6.a, 7.a, and 8,
     column A) (must equal Schedule RC, item 12
     plus items 4.b and 4.c)_____________________      3807      16,734,502                                                 9.



     Norwest Bank Minnesota, N.A.                   Call Date: 03/31/96                 ST - BK: 27-4905                 FFIEC  031
     Sixth Street and Marquette Avenue
     Minneapolis, MN 55479                          Vendor ID: D                            CERT: 05208                 Page RC- 13

     Transit Number: 919000019                                                                                                   38


MEMORANDUM                                                                                          Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------------
1.   Current credit exposure across all off-balaance sheet       RCFD
     derivative contracts covered by the risk-based capital      ----
     standards___________________________________________        8764                22,275                   N.1


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                                                                         With a remaining maturity of

                                                        (Column A)                 (Column B)             (Column C)

                                                                                  Over one year
                                                     One year or less        through five years more    Over five years
                                                     -----------------       -----------------------    ---------------

2.   Notional principal amount of off-balance       RCFD                       RCFD                    RCFD
     sheet derivative contracts(3)                  ----                       ----                    ----
     a.   Interest rate contracts________________   3809        2,190,447      8766     1,451,188      8767      570,083   M.2a
     b.   Foreign exchange contracts_____________   3812          395,100      8769        36,627      8770          N/A   M.2b
2.   Loans to depository institutions and
     acceptances of other banks:
     a.   To U.S. banks and other U.S. depository
          institutions___________________________   5377                0      5378             0      5379        2,904   2.a
     b.   To foreign banks_______________________   5380                0      5381             0      5382            0   2.b
3.   Loans to finance agricultural production and
     other loans to farmers______________________   1594                0      1597             2      1583            0   3.
4.   Commercial and industrial loans
     a.   To U.S. addressees (domicile)__________   1251           51,906      1252             0      1253       15,562   4.1
     b.   To non-U.S. addresses (domicile)_______   1254                0      1255             0      1256            0   4.b
5.   Loans to individuals for household, family,
     other personal expenditures:
     a.   Credit cards and related plans_________   5383              288      5384           895      5385            0   5.a
     b.   Other (includes single payment,
          installment, and all student
          loans)_________________________________   5386            7,182      5387         1,193      5388           98   5.b
6.   Loans to foreign government and official
     institutions________________________________   5389                0      5390             0      5391            0   6.
7.   All other loans_____________________________   5459                0      5460            38      5461        7,911   7.
8.   Lease financing receivables:
     a.  To U.S. addressees (domicile)___________   1257                0      1258             0      1259       14,576   8.a
     b.  To non-U.S. addresses (domicile)________   1271                0      1272             0      1291            0   8.b
9.   Debt securities and other assets (exclude
     other estate owned and other repossessed
     assets______________________________________   3505                0      3506             0      3507            0   9.

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Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portion of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10.  Loans and leases reported in items 1
     through 8 above which are wholly or
     partially guaranteed by                        RCFD                       RCFD                    RCFD
     the U.S. guaranteed by the U.S.                ----                       ----                    ----
     Government__________________________________   5612              683      5613            50      5614          507   10.
     a.   Guaranteed portion of loans and
          leases included in item 10
          above__________________________________   5615              683      5617            48      5617          328   10.a

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